Exhibit 10.7

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this “Agreement”) is dated effective as of March 10, 2011 (the “Effective Date”), by and between THE MINT LEASING, INC., a Texas corporation (“Borrower”), and STERLING BANK, a Texas banking corporation (“Lender”).

R E C I T A L S:

A. Lender is the legal and equitable owner and holder of that certain Promissory Note – Revolving Line of Credit (together with all amendments, modifications, supplements, renewals and extensions thereof, collectively, the “Note”) dated February 16, 2007, in the face amount of $30,000,000.00, executed by Borrower, payable to the order of Lender, issued pursuant to that certain Amended and Restated Loan Agreement (together with all amendments, modifications, supplements, renewals and extensions thereof, collectively, the “Loan Agreement”) dated effective as of October 2, 2009 executed by and between Borrower and Lender.  The Note and Loan Agreement have been modified and/or renewed and extended by the following instruments, each executed by Borrower and Lender and by Jerry Parish and Victor M. Garcia, each individuals (collectively, the “Guarantors”):  (i)  Modification, Renewal and Extension Agreement dated effective May 15, 2008, (ii) Modification, Renewal and Extension Agreement dated effective September 2, 2008, (iii) Modification, Renewal and Extension Agreement dated effective December 2, 2008, (iv) Renewal and Extension Agreement dated effective October 2, 2009, (v) Modification Agreement dated effective July 1, 2010, and (vi) Modification Agreement dated effective November 10, 2010.  The Note and Loan Agreement have been modified to increase the amount of the loan evidenced thereby to $33,000,000.00.  The current outstanding principal balance of the indebtedness (the “Indebtedness”) evidenced by the Note is $22,648,221.72.

B. The Note is secured, among other things, by the following (together with all amendments, modifications, supplements, renewals and extensions thereof, collectively, the “Security Documents”):

(1) Security Agreement dated February 16, 2007 executed by Borrower, as Debtor, and Lender, as Secured Party, covering all assets of the Borrower;

(2) Assignment of Life Insurance Policy as Collateral dated April 7, 2009 executed by Jerry Parish, on policy no. Z01321192 issued by West Coast Life Insurance Company in the amount of $1,000,000.00 upon the life of Jerry Parish;

(3) Assignment of Life Insurance Policy as Collateral dated May 25, 2004 executed by Borrower, on policy no. 01T8400836 issued by Nationwide Life Insurance Company of North America in the amount of $1,000,000.00 upon the life of Victor Garcia; and

(4) Subordination Agreement dated February 28, 2002 executed by the Guarantors.

C. The Indebtedness is guaranteed by the following (together with all amendments, modifications, supplements, renewals and extensions thereof, collectively, the “Guaranties”):

(1) Commercial Guaranty dated February 5, 2007, executed by Jerry Parish; and

(2) Commercial Guaranty dated February 5, 2007, executed by Victor M. Garcia.

D. The Note, the Loan Agreement, the Security Documents, the Guaranties, this Agreement, and any and all amendments, modifications, supplements, renewals and extensions thereof, and any and all other instruments, agreements, and financing statements whenever executed, in connection with or as security for the Note or the Loan Agreement, are collectively called the “Loan Documents”.

E. Borrower and Guarantor have requested Lender to modify the terms of the Note and Loan Agreement and Lender has agreed to do so, in accordance with the terms of this Agreement.

NOW THEREFORE, for and in consideration of the modification of the Note and Loan Agreement, the mutual covenants, rights and obligations contained herein, the benefits to be derived therefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Definitions.  Capitalized terms used in this Agreement not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

2. Modification of the Loan Agreement.  The Loan Agreement is hereby modified, as follows:

(a) Section 1, “Definitions and Reference Terms,” is hereby amended by deleting the definition of “Borrowing Base” and inserting in lieu thereof the following:

Borrowing Base.  The term “Borrowing Base” shall mean, at any time, an amount equal to the sum of:

(1)  75% of the sum of: (a) gross receivables pertaining to the Eligible Leases, and (b) for the underlying vehicle on each Eligible Lease, the aggregate of the lesser of (i) the residual balance owed under the Eligible Lease or (ii) the current N.A.D.A. Official Used Car Guide® “wholesale value”, and

(2)  the lesser of: (a) 75% of all Eligible Inventory as listed in the most recent semi-monthly report of Eligible Inventory, or (b) $500,000.00, and

(3)  the amount of available funds in the Funding Account (hereinafter defined).

(b) Section 1, “Definitions and Reference Terms,” is hereby amended by adding the definition of “Eligible Inventory” to read in full as follows:

Eligible Inventory.  The term Eligible Inventory shall mean, at any time, all of Borrower’s motor vehicles held for sale and not for lease, including without limitation those which are (i) in transit to Borrower, (ii) on any lot owned or leased by Borrower, and (iii) located at the business location of an automobile auctioneer.

(c) Section 1, “Definitions and Reference Terms,” is hereby amended by deleting the definition of “Eligible Leases” and inserting in lieu thereof the following:

Eligible Leases.   The term Eligible Leases shall mean the lease agreements, whether an existing lease or a renewal or substitution thereof, reflecting Borrower as lessor and pertaining to the lease of a vehicle, and which satisfies the following criteria:

(a) any vehicle leased by Borrower pursuant to such lease shall be insured for collision and comprehensive insurance in at least the amount owing under the remaining terms of the lease;

(b) Borrower shall have taken all action necessary to insure that all lease payments from the obligor pursuant to the lease or any other funds relating thereto, are paid in such a way that all funds are deposited directly into an account at Bank, and if not, that such funds are deposited therein immediately upon receipt by Borrower of such payment; and

(c) the lease shall not have any installment payment or other fee or charge which is unpaid for more than 60 days after the due date of such installment payment, fee or charge.

Gross receivables pertaining to the Eligible Leases shall be recalculated on the 10th of each month effective as of the last day of the prior month and on the 20th of each month, effective as of the 15th of the current month.

(d) Section 2.A., “Loan”, is hereby amended by deleting the amount of the outstanding principal balance of “Twenty-Three Million Two Hundred Sixty-Four Thousand Two Hundred Fifty-Two and 52/100 Dollars ($23,264,252.52)” and inserting in lieu thereof the amount of “Twenty-Two Million Six Hundred Forty-Eight Thousand Two Hundred Twenty-One and 72/100 Dollars ($22,648,221.72).”

(e) Section 4.A., Financial Condition, is hereby amended by deleting clause ii. which reads “Maintain a maximum debt to Tangible Net Worth ratio of 3.75 to 1.0” and inserting in lieu thereof “Maintain a maximum debt to Tangible Net Worth ratio of 3.75 to 4.2”.

(f) From the date of this Agreement through September 10, 2011, Lender grants the following waivers:

(i)  Inasmuch as the Loans have been fully advanced, and no further Advances are to be made, the Borrowing Base shall not be used in calculating amounts to be advanced; provided, Borrower shall continue to provide the Borrowing Base Certificate to Lender for reporting and covenant purposes;

(ii)  So long as Borrower’s Tangible Net Worth shall be equal to or greater than $6,750,000.00, Lender shall not recognize any Event of Default based upon Borrower’s failure to maintain a minimum Tangible Net Worth of not less than $8,000,000.00 as set forth in Section 4.A.i..

(g) Section 4.B., Financial Statements and Other Information, is hereby amended to add clause xi., to read in full as follows:

xi.  Furnish to Bank an accounts payable report, showing all accounts payable, including the person to whom the account is owed, the amount of the account, and the date of each invoice comprising the account, on the 10th day of the month, effective the last day of the previous month, and on the 20th day of the month, effective the 15th day of the current month.

3. Modification of Note.  The Note is hereby modified, as follows:

(a) The outstanding principal balance of the Note as of the Effective Date is agreed to be Twenty-Two Million Six Hundred Forty-Eight Thousand Two Hundred Twenty-One and 72/100 Dollars ($22,648,221.72).

(b) The Note shall be due and payable as follows:

(i)           The Note shall be due and payable in monthly installments of $160,000.00 of principal, plus accrued interest, each, on the tenth (10th) day of each month,  commencing April 10, 2011 and continuing until August 10, 2011, and one final payment of all outstanding principal and accrued, unpaid interest on September 10, 2011.

(ii)           In addition to the scheduled monthly installment payments of principal in the amount of $160,000.00 set forth in clause (i), Borrower shall pay to Lender on the date each such monthly installment payment is due, a prepayment of principal in an amount equal to all proceeds from Borrower’s vehicles (w) which have been sold prior to the date such monthly installment payment is due, (x) which proceeds have not already been paid to Lender, (y) less the amount of expenses paid for recovery and sale of the vehicle, and (z) to the extent such proceeds, less recovery and sale expenses, exceed $160,000.00.

4. Default; No Waivers. Any default under this Agreement or any other Loan Document shall constitute an Event of Default, and shall constitute an event of default under all other Loan Documents.  Except as otherwise expressly set forth in this Agreement, nothing contained herein or in any other Loan Document shall be deemed to be (a) a waiver of any Event of Default, (b) a waiver of any right, remedy or recourse of Lender exercisable upon any other Event of Default, or (c) a waiver of any of Lender’s rights, remedies or recourses under the Loan Documents, pursuant to any statute, at law or in equity.

5. Representations and Warranties.  Borrower and each Guarantor hereby represent and warrant to Lender that, as to itself and not as to the others:

(a) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower;

(b) the representations and warranties of Borrower contained in the Agreement, after giving effect to the modifications contained in this Agreement, and of Borrower and each Guarantor as to any other Loan Document, are true and correct in all material respects on and as of the date hereof except as previously disclosed to Lender;

(c) after giving effect to the modifications contained in this Agreement, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would constitute an Event of Default;

(d) after giving effect to the modifications contained in this Agreement, Borrower and each Guarantor is in full compliance with all covenants and agreements contained in the Loan Documents as amended hereby; and

(e) None of Borrower or either Guarantor is presently aware of any claim it has against Lender, nor is it aware of any claim any of its subsidiaries or affiliates has against Lender, for damages arising out of any prior action or inaction on the part of Lender or any Released Party (as hereinafter defined).

6. Defenses.  Borrower and each Guarantor hereby warrant and represent that as of the date hereof no offset or defense exists on the part of any person or entity as to the Notes or Loan Documents.

7. Limitations.  Nothing contained herein shall in any manner or way release, affect or impair:  (a) the existence of the Indebtedness or the liens and security interests (the “Liens”) securing the Indebtedness, created by the Loan Documents, (b) the enforceability of the Liens created by, and the rights and remedies of Lender under, the Loan Documents, or (c) the liability of Borrower or any Guarantor under the Note or any other Loan Document.

8. Continuance of Notes and Liens. Except as expressly modified by the terms and provisions of this Agreement: (a) each and every one of the terms and provisions of the Note and the other Loan Documents, to the extent the same are not inconsistent with the terms and provisions of this Agreement, are hereby confirmed and ratified as in full force and effect, and (b) all rights, remedies, titles, Liens and equities evidenced by the Loan Documents are hereby acknowledged by the Borrower and each Guarantor to be valid and subsisting and are hereby recognized, renewed, modified, extended and continued in full force and effect to secure the payment and performance of the Note, the other Loan Documents, and the Indebtedness.  In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall control.

9. Rights and Remedies Cumulative.  The rights, powers and remedies of Lender under each Loan Document shall be in addition to all rights, powers and remedies given by each other Loan Document and by statute or rule of law and are cumulative.  The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any of the other rights, powers and remedies of Lender.

10. Guaranties.  Each Guarantor has executed this Agreement for the purposes of ratifying and confirming the Guaranties and all other Loan Documents to which each Guarantor is a party, which are valid and subsisting and are hereby recognized, renewed, modified, extended and continued in full force and effect to secure the payment and performance of the Note, the other Loan Documents, and Indebtedness. Each Guarantor agrees that the execution of this Agreement shall in no way obligate the Lender to obtain the consent of, or give the Guarantor notice of, any further amendment, modification, waiver or release relating to the Note or any other Loan Documents, all of which consents and notices have been and are hereby waived.

11. RELEASE.  IN CONSIDERATION OF THE MODIFICATION AND EXTENSION HEREIN GRANTED, BORROWER AND EACH GUARANTOR HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE LENDER, AND EACH OF LENDER’S SUBSIDIARIES, DIVISIONS, SHAREHOLDERS, PARTNERS, AFFILIATED CORPORATIONS, TRUSTEES, BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AND THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, SUCCESSORS AND ASSIGNS (HEREIN COLLECTIVELY CALLED THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, CONTRACTS, AGREEMENTS, OBLIGATIONS, ACCOUNTS, DEFENSES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS, ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY GUARANTOR, WHICH BORROWER OR ANY GUARANTOR, OR ANY OF THEM, MAY HAVE OR WHICH MAY HEREAFTER ACCRUE AGAINST THE RELEASED PARTIES, INCLUDING ANY NEGLIGENCE OF ANY RELEASED PARTY (EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING PRIOR TO THE EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY: (A) THE NOTE, THE OTHER LOAN DOCUMENTS, OR THE LOAN TRANSACTION EVIDENCED THEREBY, INCLUDING WITHOUT IMPLIED LIMITATION, THE DISBURSEMENTS UNDER THE NOTE, THE NEGOTIATION OF THE TERMS OF THE NOTE OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION OR SERVICING THEREOF, OR (B) ANY NOTICES OF DEFAULT IN REFERENCE TO THE LOAN DOCUMENTS, OR ANY OTHER MATTER PERTAINING TO THE COLLECTION OR ENFORCEMENT BY THE RELEASED PARTIES OF THE INDEBTEDNESS AND THE LOAN DOCUMENTS, OR ANY RIGHT OR REMEDY UNDER THE NOTE OR THE LOAN DOCUMENTS, OR (C) ANY PURPORTED ORAL AGREEMENTS OR UNDERSTANDINGS BY AND BETWEEN THE RELEASED PARTIES AND BORROWER AND/OR ANY GUARANTOR IN REFERENCE TO THE NOTE, THE OTHER LOAN DOCUMENTS OR THE LOAN TRANSACTION EVIDENCED THEREBY.

12. LAW.  THIS AGREEMENT SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO MATTERS OF CONFLICTS OF LAW.  VENUE FOR ANY ACTION BETWEEN LENDER, BORROWER AND/OR ANY GUARANTOR SHALL BE EXCLUSIVE IN THE STATE OR FEDERAL DISTRICT COURTS HAVING JURISDICTION IN HARRIS COUNTY, TEXAS.

13. Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective heirs, executors, administrators, legal representatives, successors and assigns of Lender, the successors and permitted assigns of Borrower, and the heirs, executors, administrators, legal representatives, and permitted assigns of Guarantors.

14. Counterparts.  This Agreement may be executed in several counterparts, each copy of which shall serve as an original for all purposes, but all copies shall constitute but one and the same agreement.

15. Gender.  Wherever the context shall solely require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

16. Recitals.  The recitals contained in this Agreement are true and correct.

17. NO ORAL AGREEMENTS.  THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature page follows.]

EXECUTED as of the Effective Date.

BORROWER:

THE MINT LEASING, INC.

By: /s/ Jerry Parish
Jerry Parish, President

LENDER:

STERLING BANK

By: /s/ Jack McCullough
Jack McCullough, Senior Vice President

CONSENT OF GUARANTORS

Each Guarantor hereby executes this Modification Agreement in order to consent to the terms thereof.

GUARANTORS:

/s/ Jerry Parish
JERRY PARISH, Individually

/s/ Victor Garcia
VICTOR GARCIA, Individually